Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 19	Income Taxes
The components of income tax expense were:

Year Ended December 31 (Dollars in Millions)	2021	2020	2019

Federal
Current	$1,203	$1,146	$1,162
Deferred	469	(291)	166

Federal income tax	1,672	855	1,328

State
Current	398	355	379
Deferred	111	(144)	(59)

State income tax	509	211	320

Total income tax provision	$2,181	$1,066	$1,648
A reconciliation of expected income tax expense at the federal statutory rate of 21 percent to the Company’s applicable income tax expense follows:

Year Ended December 31 (Dollars in Millions)	2021	2020	2019
Tax at statutory rate	$2,135	$1,271	$1,805
State income tax, at statutory rates, net of federal tax benefit	439	240	355
Tax effect of
Tax credits and benefits, net of related expenses	(331)	(370)	(424)
Tax-exempt income	(114)	(117)	(120)
Nondeductible legal and regulatory expenses	24	29	23
Other items (a)	28	13	9

Applicable income taxes	$2,181	$1,066	$1,648
(a)	Includes excess tax benefits associated with stock-based compensation and adjustments related to deferred tax assets and liabilities.
The tax effects of fair value adjustments on securities
available-for-sale,
derivative instruments in cash flow hedges, foreign currency translation adjustments, and pension and post-retirement plans are recorded directly to shareholders’ equity as part of other comprehensive income (loss).
In preparing its tax returns, the Company is required to interpret complex tax laws and regulations and utilize income and cost allocation methods to determine its taxable income. On an ongoing basis, the Company is subject to examinations by federal, state, local and foreign taxing authorities that may give rise to differing interpretations of these complex laws, regulations and methods. Due to the nature of the examination process, it generally takes years before these examinations are completed and matters are resolved. Federal tax examinations for all years ending through December 31, 2014 are completed and resolved. The Company’s tax returns for the years ended December 31, 2015, 2016, 2017 and 2018 are under examination by the Internal Revenue Service. The years open to examination by foreign, state and local government authorities vary by
jurisdiction.
A reconciliation of the changes in the federal, state and foreign uncertain tax position balances are summarized as follows:

Year Ended December 31 (Dollars in Millions)	2021	2020	2019
Balance at beginning of period	$474	$432	$335
Additions for tax positions taken in prior years	14	62	168
Additions for tax positions taken in the current year	7	6	6
Exam resolutions	(1)	(8)	(62)
Statute expirations	(7)	(18)	(15)

Balance at end of period	$487	$474	$432
The total amount of uncertain tax positions that, if recognized, would impact the effective income tax rate as of December 31, 2021, 2020 and 2019, were $285 million, $280 million and $274 million, respectively. The Company classifies interest and penalties related to uncertain tax positions as a component of income tax expense. At December 31, 2021, the Company’s uncertain tax position balance included $45 million of accrued interest
and
penalties. During the years
ended December 31, 2021, 2020 and 2019 the Company recorded approximately $5 million, $5 million and $7 million, respectively, in interest and penalties on uncertain tax positions.
Deferred income tax assets and liabilities reflect the tax effect of estimated temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for the same items for income tax reporting purposes.
The significant components of the Company’s net deferred tax asset (liability) follows:

At December 31 (Dollars in Millions)	2021	2020

Deferred Tax Assets
Federal, state and foreign net operating loss and credit carryforwards	$2,331	$2,495
Allowance for credit losses	1,561	2,042
Accrued expenses	568	554
Obligation for operating leases	281	293
Securities available-for-sale and financial instruments	163	—
Stock compensation	76	84
Pension and postretirement benefits	8	108
Partnerships and other investment assets	—	9
Other deferred tax assets, net	451	383

Gross deferred tax assets	5,439	5,968

Deferred Tax Liabilities
Leasing activities	(2,263)	(2,511)
Goodwill and other intangible assets	(845)	(802)
Mortgage servicing rights	(593)	(408)
Right of use operating leases	(246)	(249)
Fixed assets	(238)	(226)
Loans	(85)	(112)
Partnerships and other investment assets	(8)	—
Securities available-for-sale and financial instruments	—	(755)
Other deferred tax liabilities, net	(127)	(145)

Gross deferred tax liabilities	(4,405)	(5,208)
Valuation allowance	(249)	(163)

Net Deferred Tax Asset	$785	$597

The Company has approximately $2.8 billion of federal, state and foreign net operating loss carryforwards which expire at various times beginning in 2022. A substantial portion of these carryforwards relate to state-only net operating losses, for which the related deferred tax asset is subject to a full valuation allowance as the carryforwards are not expected to be realized within the carryforward period. Management has determined it is more likely than not the other net deferred tax assets could be realized through carry back to taxable income in prior years, future reversals of existing taxable temporary differences and future taxable income.
In addition, the Company has $2.1 billion of federal credit carryforwards which expire at various times through 2041 which are not subject to a valuation allowance as management believes that it is more likely than not that the credits will be utilized within the carryforward period.
At December 31, 2021, retained earnings included approximately $102 million of base year reserves of acquired thrift institutions, for which no deferred federal income tax liability has been recognized. These base year reserves would be recaptured if certain subsidiaries of the Company cease to qualify as a bank for federal income tax purposes. The base year reserves also remain subject to income tax penalty provisions that, in general, require recapture upon certain stock redemptions of, and excess distributions to, stockholders.